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                         ARIEL INVESTMENT TRUST
                   Supplement dated November 15, 2004
                to the Prospectus dated February 1, 2004

                 ARIEL BOARD OF TRUSTEES VOTES TO CLOSE

                        ARIEL PREMIER GROWTH FUND

On November 15, 2004, the Ariel Investment Trust Board of Trustees, upon the recommendation of Ariel Capital Management, LLC (the "Adviser"), approved a plan to liquidate and close Ariel Premier Growth Fund. Subject to a vote of the shareholders of Ariel Premier Growth Fund, the liquidation is expected to occur on or about January 15, 2005 (the "Liquidation Date"). Lincoln Equity Management, LLC is the Sub-Adviser to Ariel Premier Growth Fund.

ARIEL FUND AND ARIEL APPRECIATION FUND, MANAGED BY ARIEL FOUNDER, CHAIRMAN AND CHIEF INVESTMENT OFFICER-JOHN W. ROGERS, JR.-REMAIN OPEN AND UNAFFECTED BY THIS ANNOUNCEMENT.

As of November 15, 2004, Ariel Premier Growth Fund (both Investor and Institutional Classes) will not accept any additional purchases of Fund shares through the Liquidation Date.

YOU MAY EXCHANGE YOUR SHARES OF ARIEL PREMIER GROWTH FUND FOR SHARES OF ARIEL FUND, ARIEL APPRECIATION FUND OR ARIEL PREMIER BOND FUND. Shareholders of taxable accounts in Ariel Premier Growth Fund who do not exchange or redeem their shares prior to the Liquidation Date will have the proceeds of their account sent to them at their address of record when the liquidation occurs. The proceeds will be the net asset value of such shares in the shareholders' account after provision for charges, taxes, expenses and liabilities.

Unless otherwise instructed, shares held directly with Ariel Mutual Funds in an individual retirement account ("IRA"); Roth IRA; SEP or SARSEP; Coverdell Education Savings Account; custodial accounts; as well as certain other retirement plan accounts will be exchanged on the Liquidation Date for shares in SSgA Money Market Fund.

(Ariel Premier Growth Fund Sticker, November 15, 2004)